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                                  Exhibit 23.1
                         Consent of Independent Auditors


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ANNAPOLIS BANCORP, INC.
Annapolis, Maryland

     We hereby consent to the inclusion in this Annual Report on Form 10-KSB of ANNAPOLIS BANCORP, INC. for the year ended December 31, 2001 and 2000 of our report dated January 11, 2002 relating to the consolidated financial statements of ANNAPOLIS BANCORP, INC.

                              /s/ Stegman & Company
                              ---------------------

Baltimore, Maryland
March 21, 2002